                                 MUTUAL RELEASE

This Mutual Release dated for reference March 1, 2000.

AMONG:

     MDU COMMUNICATIONS INTERNATIONAL, INC.
     ("MDTV")

AND:

     MDU COMMUNICATIONS INC.
     ("MDU")

AND:

     BRITCOM COMMUNICATIONS LTD. ("BRITCOM")

WHEREAS:

A.   MDU is a wholly owned subsidiary of MDTV.

B. Britcom provides services to MDU for the installation and wiring of various properties.

C. MDTV created the 1998 Suppliers' Stock Option Plan dated December 31, 1998 to provide incentive to various suppliers, including Britcom (the "Agreement").

D. Britcom was entitled to specific option grants based on performance up to September 30, 1999.

FOR AND IN CONSIDERATION of $1.00 paid by each party hereto to each other party hereto, the grant by MDTV to Britcom of total stock options to purchase 60,000 shares of MDTV at exercise prices of US$1.50 to US$2.00 for option terms to April 1, 1999 or March 13, 2004, the mutual covenants and releases herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree with each other as follows:

1. Britcom does hereby remise, release and forever discharge MDTV and MDU, its past, present and future affiliates, predecessors, successors, assigns, principals, employees, agents, shareholders, officers and directors and the respective heirs, executors, administrators, successors and assigns of such principals, employees, agents, shareholders, officers and directors, of and from any and all past, present and future actions, manner of actions, causes of action, claims, suits, proceedings, obligations, liabilities, debts, dues, profits, expenses, contracts, covenants, demands and damages of any nature or kind whatsoever, whether actually pending or potential, at law or in equity, known as well as unknown, which any of Britcom, their past, present and future servants, agents, principals, employees, officers, directors, shareholders, affiliates, heirs, executors, administrators, successors and assigns and the respective heirs, executors, administrators,


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     successors and assigns of such servants, agents, principals, employees, officers, directors, shareholders and affiliates had, now have, or hereafter can, shall or may have arising out of or in relation to or in any way connected with the Agreement.

2. MDTV and MDU do hereby remise, release and forever discharge Britcom, their past, present and future affiliates, predecessors, successors, assigns, principals, employees, agents, shareholders, officers and directors and the respective heirs, executors, administrators, successors and assigns of such principals, employees, agents, shareholders, officers and directors, of and from any and all past, present and future actions, manner of actions, causes of action, claims, suits, proceedings, obligations, liabilities, debts, dues, profits, expenses, contracts, covenants, demands and damages of any nature or kind whatsoever, whether actually pending or potential, at law or in equity, known as well as unknown, which any of MDTV and MDU, their past, present and future servants, agents, principals, employees, officers, directors, shareholders, affiliates, heirs, executors, administrators, successors and assigns and the respective heirs, executors, administrators, successors and assigns of such servants, agents, principals, employees, officers, directors, shareholders and affiliates had, now have, or hereafter can, shall or may have arising out of or in relation to or in any way connected with the Agreement.

3. IT IS HEREBY UNDERSTOOD AND AGREED that any and all obligations arising pursuant to the Agreement have now been satisfied and that such Agreement has been terminated.

4. IT IS HEREBY UNDERSTOOD AND AGREED by the parties that anything contained herein, shall not be deemed an admission of liability by any of the parties hereto with respect to any claim of any other party.

5. Each party acknowledges that this Mutual Release has been executed voluntarily by such party after receiving independent legal advice. The parties further covenant and represent that they have not assigned their rights of action to anyone.

6. The terms of this Mutual Release are contractual and not recitals. It is further understood and agreed that this Mutual Release contains the entire agreement among the undersigned parties in regard to the matters, which are the subject matters of this Mutual Release. Further, this Mutual Release shall be enforceable in all jurisdictions of the world and governed by the laws of the Province of British Columbia.


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MDU COMMUNICATIONS INTERNATIONAL, INC.

Per:
      /s/ Robert A. Biagioni
     -------------------------------------
     Authorized Signatory

MDU COMMUNICATIONS INC.

Per:
      /s/ Robert A. Biagioni
     -------------------------------------
     Authorized Signatory

BRITCOM COMMUNICATIONS LTD.

Per:
      /s/ Tim Pember
     -------------------------------------
     Authorized Signatory


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